Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: September 30, 2005

Distribution Date Summary

	Initial	Begin	End	# days
Distribution Date			10/20/2005
Collection Period		9/1/2005	9/30/2005	30
Monthly Interest Period - Actual		9/20/2005	10/20/2005	30
Monthly Interest - Scheduled				30
Pool Balance	733,163,743.80	284,069,131.35	270,107,788.93	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	93,713,907.12	12,502,382.14	81,211,524.98	0.5378247
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	13,189,039.99	1,458,960.28	11,730,079.71	0.6399738

Total Securities	723,999,000.00	267,572,947.11	13,961,342.42	253,611,604.69	0.3502928

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	142,132.76	—	142,132.76	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	23,080.82	—	23,080.82	—

Total Securities		490,570.33	—	490,570.33	—

Available Collections

Principal Payments Received		13,701,333.69
Interest Payments Received		1,494,771.52
Receivables Repurchased during collection period - Principal	—	—
Receivables Repurchased during collection period - Interest		—
Recoveries on Defaulted Receivables		22,298.44

Total Available Collections		15,218,403.65

Reserve Account Transfer Amount		—

Total Available Funds		15,218,403.65

Summary of Distributions

Payment of Servicing Fee:	236,724.28
Payment of Class A Interest Amount:	467,489.51
First Priority Principal Distribution Amount:	—
Payment of Class B Monthly Interest:	23,080.82
Regular Principal Distribution Amount:	13,961,342.42
Payment to the Reserve Account to Maintain Specified Reserve Balance:	—

Remaining Available Funds (To the Holder(s) of the Certificates)	529,766.62

Release of excess reserve	118,527.13

Total Funds Remitted (To the Holder(s) of the Certificates)	648,293.75

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: September 30, 2005

Calculation of Servicing Fee

Beginning Pool Balance	284,069,131.35
Multiplied By: Monthly Servicing Fee (1.0%/12)	0.08333%
Monthly Servicing Fee	236,724.28
Plus: Unpaid Servicing Fees from Prior Periods	—

Servicing Fees Due and Paid	236,724.28

Calculation of Class A Interest Amount Due

Class A-1 Note Interest Accrued	—
Class A-2 Note Interest Accrued	—
Class A-3 Note Interest Accrued	142,132.76
Class A-4 Note Interest Accrued	325,356.75
Total Class A Note Interest Accrued During Period	467,489.51
Plus: Interest Shortfalls from Prior Periods	—

Total Class A Note Interest Due	467,489.51

Calculation of Class A Interest Amount Paid

Available Collections After Servicing Fee	14,981,679.37
Available Collection Shortfall	—
Reserve Account Draw	—

Class A Interest Amount Paid	467,489.51

Class A Interest Shortfall Carryforward	—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance	254,383,907.12
Less: Ending Pool Balance	270,107,788.93

First Priority Principal Distribution Amount	—

Calculation of First Priority Principal Distribution Amount Paid:

Available Collections After Servicing Fee and Class A Interest	14,514,189.86
Available Collections Shortfall	—
Reserve Account Draw	—

First Priority Principal Distribution Amount Paid	—

Calculation of Class B Interest Amount Due

Class B Note Interest Accrued	23,080.82
Plus: Interest Shortfalls from Prior Periods	—

Total Class B Note Interest Due	23,080.82

Calculation of Class B Interest Amount Paid

Available Collections After Servicing Fee, Class A Interest and First Priority Principal	14,514,189.86
Available Collection Shortfall	—
Reserve Account Draw	—

Class B Interest Amount Paid	23,080.82

Class B Interest Shortfall Carryforward	0.00

Calculation of Regular Principal Distribution Amount:

Aggregate Beginning Outstanding Note Balance		267,572,947.11
Less:
Ending Pool Balance	270,107,788.93
Less: Target Overcollateralization Amount	(16,496,184.24)	253,611,604.69

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		13,961,342.42

Available Funds, before Reserve Account Draw		14,491,109.04
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		13,961,342.42

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: September 30, 2005

Class A Principal Distribution Amount Due:

The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	254,383,907.12
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	241,881,524.99

12,502,382.14
(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	253,611,604.69

772,302.43

Class A Principal Distribution Amount	12,502,382.14

Class B Principal Distribution Amount Due:

The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	1,458,960.28

Class B Principal Distribution Amount	1,458,960.28

Principal Distribution Amount Paid:

Available Collections for Principal Distribution	14,491,109.04
(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	12,502,382.14
(a) Class A-4 Notes	—
(ii) To the Class B Notes	1,458,960.28
(iii) To the Certificateholder	529,766.62

Target Overcollateralization Amount

Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,219,338.64
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	28,226,263.94

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount

Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	—
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account

Beginning Reserve Account Balance	2,272,553.05
Plus: Interest Accrued	6,836.39
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	2,279,389.44
Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	2,160,862.31
(b) 0.25% of the Initial Pool Balance	1,832,909.36
Reserve Account (Deficiency)/Excess	118,527.13
Deposit of Excess Available Funds	—
Release of excess reserve	118,527.13

Ending Reserve Account Balance	2,160,862.31

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: September 30, 2005

POOL STATISTICS

Collateral Pool Balance Data:

	Initial	Current
Net Pool Balance	733,163,743.80	270,107,788.93
Number of Current Contracts	41,825	25,766
Weighted Average Loan Rate	6.4000%	6.3404%
Weighted Average Remaining Term (months)	56.6	33.2

Net Loss Activity:

	Units	Principal Balance
Principal Losses for Current Collection Period	31	260,008.73
Less: Recoveries from Prior Months Charge offs		22,298.44
Net Principal Losses for Current Collection Period		237,710.29
Monthly Net Loss Rate (Annualized)		1.0042%
Beginning Net Principal Losses	800	5,750,357.94
Net Principal Losses for Current Collection Period	31	237,710.29
Cumulative Net Principal Losses	831	5,988,068.23
Cumulative Net Principal Loss Rate		0.8167%
Receivables for which related Financed Vehicle has been repossessed and not liquidated	30	408,355.55

Delinquencies Aging Profile - End of Period:

	Percentage $	Units	Outstanding Principal Balance
Current	88.22%	23,117	238,290,727.25
1 - 29 Days Delinquent	9.49%	2,151	25,644,265.60
30 - 59 Days Delinquent	1.42%	316	3,827,128.19
60 - 89 Days Delinquent	0.42%	97	1,130,100.85
90 - 119 Days Delinquent	0.23%	43	615,352.16
120-149 Days Delinquent	0.13%	25	361,357.83
150-179 Days Delinquent	0.05%	11	143,543.77
180+ Days Delinquent	0.04%	6	95,313.28

Total		25,766	270,107,788.93

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 18th day of October, 2005.

JPMorgan Chase Bank, NA (formerly Bank One, NA)
as Servicer

By:	/S/ PHILIP C. MCNIEL
Philip C. McNiel
Vice President